                                    COLONIAL
                           MINNESOTA TAX-EXEMPT FUND






                               SEMIANNUAL REPORT
                                 JULY 31, 1997






                          NOT FDIC-  MAY LOSE VALUE
                          INSURED    NO BANK GUARANTEE

--------------------------------------------------------------------------------

                 COLONIAL MINNESOTA TAX-EXEMPT FUND HIGHLIGHTS
                        FEBRUARY 1, 1997 - July 31, 1997

INVESTMENT OBJECTIVE: Colonial Minnesota Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Minnesota state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

THE FUND IS DESIGNED TO OFFER:

   - High monthly double tax-free income
   - Long-term appreciation
   - Emphasis on quality

PORTFOLIO MANAGER COMMENTARY: "With a AAA rating by Moody's and less than 4% unemployment, the State of Minnesota has one of the strongest economies in the nation, as well as being a leader in health care reform. We continue to purchase bonds in the revenue-backed industries, especially in the health care and higher education sectors." -- Brian Hartford

                 COLONIAL MINNESOTA TAX-EXEMPT FUND PERFORMANCE

                                                        CLASS A        CLASS B
Inception dates                                         9/26/86         8/4/92
Distributions declared per share(1)                      $0.181         $0.155
SEC yields on 7/31/97(2)                                  4.40%          3.87%
Taxable-equivalent SEC yields(3)                          7.96%          7.00%
Six-month total returns, assuming reinvestment            7.43%          7.04%
of all distributions and no sales charge or
contingent deferred sales charge (CDSC)
Net asset value per share on 7/31/97                     $7.47          $7.47

(1)A portion of the Fund's income may be subject to the alternative minimum tax.
(2)The 30-day SEC yields on July 31, 1997 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period. If the Advisor had not waived or borne certain Fund expenses, SEC yields would have been 4.30% for Class A shares and 3.77% for Class B shares.
(3)Taxable-equivalent SEC yields are based on the maximum effective 44.7% federal and Minnesota income tax rates.

The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed.

QUALITY BREAKDOWN (as of 7/31/97)            TOP FIVE SECTORS (as of 7/31/97)
---------------------------------            --------------------------------

AAA ...... 56.5%  BBB ........  3.6%         General Obligations ........  24.9%
AA ....... 23.1%  CCC ........  1.2%         Hospitals ..................  16.8%
A ........  9.0%  Non rated ..  5.6%         Joint Power Authority ......  12.2%
Cash & Equivalents ...........  1.0%         Education ..................  10.5%
                                             Refunded ...................   9.7%

Because the Fund is actively managed, quality and sector weightings will change. Quality breakdown and sector classifications are based upon total net assets.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------

                              PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present the semiannual report for Colonial
Minnesota Tax-Exempt Fund. This report reflects on the investment environment for the six months ended July 31, 1997.

The national economy continued to grow during the past   [PICTURE OF
six months. A firm job market buoyed consumer confidence,      HAROLD W. COGGER]
resulting in strong retail, auto and housing sales during the first quarter of 1997. The Federal Reserve Board raised short-term interest rates in March for the first time in two years in response to growing concern about future wage and price inflation. As interest rates rose, bond prices declined.

Bond prices recovered during the second half of the period as consumer spending declined, dampening investors' fears of potential inflation. At the same time, industrial production, corporate capital spending and consumer income levels continued to expand while inflation remained very low. This indicates that while economic growth has slowed down, the economy is still on track to post gains for 1997 and carry the current economic expansion into its eighth year.

Municipal bond prices continued to outperform Treasury prices. A low supply of new municipal issues combined with strong demand helped support these tax-exempt bond prices. Municipal bond prices also received a boost as the final balanced budget agreement emerged from Congress. However, the investment environment for municipal bonds was not without challenge. The yield advantage for investing in lower quality municipal bonds continued to be historically low. This condition, in combination with tight supply, created higher prices and lower yields for many new investments.

The long-term benefits of investing in any municipal bond fund include tax-free income and the opportunity to diversify your fixed-income portfolio. Colonial Minnesota Tax-Exempt Fund continues to offer you competitive tax-free income and long-term total return potential as well as an opportunity to participate in Minnesota's economic expansion.

As always, we thank you for the opportunity to help meet your investment goals.

Respectfully,


/s/ Harold W. Cogger

Harold W. Cogger
President
September 15, 1997

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue, come to pass or affect Fund performance.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------

                          PORTFOLIO MANAGEMENT REPORT

BRIAN HARTFORD is portfolio manager of the Colonial Minnesota Tax-Exempt Fund. Mr. Hartford is vice president of Colonial Management Associates, Inc. and is the Quantitative Risk Manager for Colonial's tax-exempt investments.

WHY OUR PERFORMANCE WAS STRONG
When interest rates fall, bond prices rise. The reverse is also true: when interest rates rise, bond prices fall. While this relationship holds true for all bond portfolios, some portfolios are more sensitive than others. At Colonial, we actively manage our portfolio's sensitivity to interest rates.

Because of our belief that interest rates were trending downward, we elected to increase the portfolio's sensitivity to interest rates. Our portfolio was more sensitive to interest rates than our industry benchmark. As a result, the period's generally falling interest rate environment benefited us more than our peers.

Another factor affecting performance is the decision on credit quality. Typically, municipal bonds with lower ratings offer higher yields. However, credit "spreads" -- the extra yield offered on lower quality credits -- remain very tight. That is, we believe lower quality credits aren't paying enough extra yield to justify the risk. As a result, we continue to focus on the higher quality credits.

In addition to interest rate sensitivity and credit quality, another way we seek to enhance the portfolio's performance is by buying securities with the right maturities. Typically, a security with a longer maturity pays a higher yield. However, we have noticed that beyond a 20-year maturity, securities don't offer much additional yield. As a result, it isn't worth buying longer-maturity securities, and taking the added price volatility inherent in a longer-term security without getting paid to do so.

STRONG TOTAL RETURNS AND TAX-EXEMPT YIELDS
For the six months ended July 31, 1997, the total return for Class A shares, based on net asset value, was 7.43%. In comparison, the average Minnesota municipal bond fund as measured by Lipper Analytical Services, Inc. was 5.38%. In addition, the Fund outperformed its benchmark, the Lehman Brothers Municipal Bond Index, which returned 5.86%.

As of July 31, 1997, your Fund's Class A shares offered a tax-exempt yield of 4.40%. For those of you in the maximum federal and Minnesota income tax bracket, that's equivalent to a taxable yield of 7.96%.



--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------

MINNESOTA ECONOMY: ONE OF THE NATION'S BEST
The State's economy is extremely diverse, similar to the overall national economy. With an unemployment rate under 4%, Minnesota is one of the few states in the U.S. with a AAA rating by Moody's.

Recently, we have been purchasing bonds issued by educational and health care institutions. Minnesota is a leader in the changing landscape of the health care industry, in which competitive pressures and reform activities, in some cases, lead to acquisitions or strategic alliances. When such a transaction takes place, the outstanding debt of the not-for-profit entity may be refunded, purchased at a premium or the credit rating upgraded. In addition, we also believe that educational bonds are attractively priced and are not as sensitive to a potential downturn in the overall economic environment as are general obligation bonds.

During the period, the portfolio achieved excellent appreciation from bonds issued by Southern Minnesota Power Agency, a public utility, and the University of Minnesota. Both of these bond issues are non-callable, a substantial advantage to investors in a falling interest rate environment. Typically, a bond with a call feature will be redeemed by the issuer when interest rates fall and will then be refinanced at the lower rate.

Our outlook for the State of Minnesota is very positive. In addition to a diverse economy and low unemployment, the State's conservative budget process has resulted in a solid financial position and a moderate debt burden.

STILL ROOM FOR FURTHER APPRECIATION
Compared to the rate of inflation, interest rates are still relatively high. Using the 30-year U.S. Treasury bond yield at July 31 of 6.30%, the "spread" between this yield and the rate of inflation is at least 4 percentage points, which is higher than normal. That's one reason why interest rates could eventually come down.

A second reason for lower interest rates is the declining federal budget deficit. For fiscal 1997, which ends September 30, 1997, the budget deficit is currently forecast to be about $35 billion. In comparison, the budget deficit was nearly $300 billion in the early 1990s. With a smaller deficit, the government will issue fewer Treasury bonds, and will need to pay lower interest rates for what will become a more scarce commodity.

INCREASING YOUR TOTAL RETURN
With the strong economy producing the lowest inflation and unemployment in a generation, interest rates have been going down over the last few months. If this trend continues, its effect could be reflected in smaller dividend checks. With inflation under control, current dividends continue to outpace the inflation rate, and remain a source of tax-exempt income. The goal of the Fund

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------

is to increase shareholders' total return, so while interest rates have gone down, the net asset value per share of the Fund has been increasing. We will continue to invest primarily in investment grade municipal bonds that provide what we believe have the most potential for long-term appreciation.


          COLONIAL MINNESOTA TAX-EXEMPT FUND'S INVESTMENT PERFORMANCE
               Change in Value of $10,000 from 7/31/87 to 7/31/97
                    Based on NAV and MOP for Class A Shares

                              [PERFORMANCE GRAPH]

CMNTEF 1/97            NAV                  MOP           Lehman Muni Bond

 Jul 31, 87          10000                9525                  10000
 Oct 31, 87           9516.268            9064.245               9687
 Jan 31, 88          10447.07             9950.836              10444
 Apr 30, 88          10497.4              9998.773              10510
 Jul 31, 88          10653.31            10147.28               10703
 Oct 31, 88          10969.27            10448.23               11098
 Jan 31, 89          11193.87            10662.16               11339
 Apr 30, 89          11339.84            10801.2                11449
 Jul 31, 89          11719.93            11163.24               12006
 Oct 31, 89          11700.3             11144.54               11998
 Jan 31, 90          11877.74            11313.54               12250
 Apr 30, 90          11956.76            11388.81               12273
 Jul 31, 90          12466.49            11874.33               12838
 Oct 31, 90          12515.07            11920.61               12888
 Jan 31, 91          12911.49            12298.2                13382
 Apr 30, 91          13165.46            12540.1                13684
 Jul 31, 91          13367.17            12732.22               13959
 Oct 31, 91          13706.53            13055.47               14457
 Jan 31, 92          13987.39            13322.99               14842
 Apr 30, 92          14149.3             13477.21               14984
 Jul 31, 92          14843.03            14137.99               15877
 Oct 31, 92          14616.81            13922.51               15670
 Jan 31, 93          15163.21            14442.96               16301
 Apr 30, 93          15632.12            14889.6                16880
 Jul 31, 93          15923.42            15167.06               17281
 Oct 31, 93          16408.9             15629.48               17876
 Jan 31, 94          16773.86            15977.1                18299
 Apr 30, 94          15909.6             15153.89               17245
 Jul 31, 94          16240.72            15469.29               17605
 Oct 31, 94          15785.49            15035.68               17097
 Jan 31, 95          16283.33            15509.87               17648
 Apr 30, 95          16901.91            16099.07               18392
 Jul 31, 95          17068.19            16257.45               18991
 Oct 31, 95          17699.83            16859.09               19634
 Jan 31, 96          18481.25            17603.39               20305
 Apr 30, 96          17860.98            17012.58               19853
 Jul 31, 96          18254.3             17387.22               20244
 Oct 31, 96          18697.87            17809.72               20754
 Jan 31, 97          18880.79            17983.95               21085
 Apr 30, 97          18909.11            18010.93               21170
 Jul 31, 97          20284.1             19320.6                22319

A $10,000 investment in Class B shares made on August 4, 1992 (inception) at NAV would have been valued at $13,197 on July 31, 1997. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $12,997 on July 31, 1997.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                 as of June 30, 1997 (Most Recent Quarter End)
--------------------------------------------------------------------------------
                           CLASS A SHARES                 CLASS B SHARES
INCEPTION                      9/26/86                        8/4/92
                          NAV           MOP              NAV         W/CDSC
--------------------------------------------------------------------------------
1 YEAR                   7.90%         2.77%            7.10%         2.10%
--------------------------------------------------------------------------------
5 YEARS                  6.16          5.13              --            --
--------------------------------------------------------------------------------
10 YEARS                 7.00          6.48              --            --
--------------------------------------------------------------------------------
SINCE INCEPTION          6.50          6.01             5.01          4.67
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charge of 5% for one year and 2% since inception for Class B shares.

On August 1, 1997, the Fund began offering Class C shares.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

--------------------------------------------------------------------------------
                                       6

                              INVESTMENT PORTFOLIO
                     JULY 31, 1997 (UNAUDITED, IN THOUSANDS)

MUNICIPAL BONDS - 96.6%                                                            PAR     VALUE
------------------------------------------------------------------------------------------------
  EDUCATION - 33.5%
  EDUCATION - 10.5%
  State Higher Education Facilities
   Authority:
   Carleton College,
                                                5.000%  11/01/18                $2,000    $1,975
   Macalester College,
                                                5.550%  03/01/17                   500       515
   St. Johns University,
                                                5.350%  10/01/17                 1,000     1,005
  University of St. Thomas,
                                                5.350%  04/01/17                   500       503
  University of Minnesota,
   Series 1996-A:
                                                5.750%  07/01/14                   500       543
                                                5.750%  07/01/17                 1,000     1,089
                                                                                          ------
                                                                                           5,630
                                                                                          ------

  LOCAL GENERAL OBLIGATIONS - 23.0%
  Bagley Independent School
   District No. 162,
   Series 1994,
                                                4.850%  02/01/12                   750       734
  Brainerd Independent School
   District No. 181,
   Series 1991-A,
                                                7.000%  06/01/11                   200       217
  Columbia Heights Independent
   School District No. 13,
                                                5.250%  02/01/17                 1,755     1,768
  Delano Independent School
   District No. 879,
   Series 1990:
                                                7.250%  02/01/09                   100       109
                                                7.250%  02/01/10                   100       109
  Minneapolis St. Paul Metropolitan
   Airports Commission,
   Series 7,
                                                7.800%  01/01/11                   300       317
  New Prague Independent School
   District No. 721,
   Series 1996-A,
                                                5.000%  02/01/16                 2,000     1,982

                       Investment Portfolio/July 31, 1997

------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                                           PAR      VALUE
------------------------------------------------------------------------------------------------
 EDUCATION - CONT.
  LOCAL GENERAL OBLIGATIONS - CONT.
  New York Mills Independent School
   District No. 553,
   Series 1992-A,
                                                6.850%  02/01/18                $  210   $   233
  North St. Paul & Maplewood Unified
   School District,
   Series 1996-A,
                                                5.125%  02/01/25                 2,000     1,992
  Roseau Independent School
   District No. 682,
   Series 1991,
                                                7.000%  02/01/14                   200       212
  Rosemount Independent School
   District No. 196,
   Series 1994-B,
                                                 (a)    06/01/10                 2,765     1,483
  St. Cloud Hydroelectric,
   Series 1996-D,
                                                5.250%  12/01/18                 2,000     2,035
  Virginia,
   Series 1989-B:
                                                7.500%  02/01/07                   100       102
                                                7.500%  02/01/08                   100       102
  Waseca Independent School
   District No. 829,
                                                5.500%  04/01/17                 1,000     1,017
                                                                                         -------
                                                                                          12,412
                                                                                         -------

------------------------------------------------------------------------------------------------
 HEALTH - 16.8%
  HOSPITALS
  Minneapolis-St. Paul Housing &
   Redevelopment Authority, Healthspan,
   Series 1993-A,
                                                4.75%   11/15/2018 (b)           4,410     4,140
  Princeton,
   Fairview Hospital,
   Series 1991-C,
                                                6.250%  01/01/21                   300       319
  Red Wing,
   River Region Group,
   Series 1993-A:
                                                6.400%  09/01/12                   200       209
                                                6.500%  09/01/22                   300       313

                       Investment Portfolio/July 31, 1997

------------------------------------------------------------------------------------------------

  Rochester,
   Mayo Medical Center,
   Series 1992-I,
                                                5.900%  11/15/09                $1,000    $1,105
  St. Cloud,
   St. Cloud Hospital,
   Series 1996-B,
                                                5.000%  07/01/20                 2,800     2,695
  St. Paul Housing & Redevelopment
   Authority, Healthcast Project,
   Series 1993-A,
                                                6.625%  11/01/17                   250       263
                                                                                          ------
                                                                                           9,044
                                                                                          ------

------------------------------------------------------------------------------------------------
 HOUSING - 7.7%
  ASSISTED LIVING/SENIOR - 0.6%
  Roseville,
   Care Institute, Inc.,
   Series 1993,
                                                7.750%  11/01/23                   300       297
                                                                                          ------

  MULTI-FAMILY - 2.8%
  Eden Prairie,
   Preserve Place Apartments,
   Series 1987,
                                                8.000%  07/01/28                   650       669
  Lakeville,
   Southfork Apartment Project,
   Series 1989-A,
                                                9.875%  02/01/20                   200       203
  Minneapolis,
   Riverplace Project,
   Series 1987-A,
                                                7.100%  01/01/20                   255       261
  Washington County Housing &
   Redevelopment Authority,
   Cottages of Aspen,
   Series 1992,
                                                9.250%  06/01/22                   180       199
  White Bear Lake,
   Birch Lake Townhomes Project,
   Series 1989-A,
                                                9.750%  07/15/19                   200       202
                                                                                          ------
                                                                                           1,534
                                                                                          ------

                       Investment Portfolio/July 31, 1997

------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                                           PAR      VALUE
------------------------------------------------------------------------------------------------
 HOUSING - CONT.
  SINGLE FAMILY - 4.3%
  Chisago & Stearns Counties,
   Series 1994-B,
                                                7.050%  09/01/27                $1,500    $1,626
  Dakota County Housing &
   Redevelopment Authority,
   Series 1986,
                                                7.200%  12/01/09                    70        72
  Minneapolis-St. Paul Housing
   Board,
   Series 1987-C,
                                                8.875%  11/01/18                   355       367
  State Housing Finance Agency,
   Series 1988-D,
                                                8.050%  08/01/18                   140       148
  Washington County Housing &
   Redevelopment Authority,
   City of Cottage Grove,
   Series 1986,
                                                7.600%  12/01/11                    80        80
                                                                                          ------
                                                                                           2,293
                                                                                          ------

------------------------------------------------------------------------------------------------
 OTHER - 11.3%
  LOCAL APPROPRIATED - 0.6%
  Hibbing Economic Development
   Authority Lease,
                                                6.400%  02/01/12                   300       305
                                                                                          ------

  PUBLIC INFRASTRUCTURE - 1.0%
  Minneapolis Community Development Agency:
   Series 1987-III,
                                                8.625%  12/01/27                   260       269
   Series 1991-1,
                                                8.000%  12/01/16                   250       267
                                                                                          ------
                                                                                             536
                                                                                          ------

  REFUNDED/ESCROW/SPECIAL OBLIGATIONS (c) - 9.7%
  Burnsville, Fairview Community Hospital,
   Series 1982-A,
                                                 (a)    5/1/2012 (b)             2,145       968
  Dakota & Washington Counties
   Housing & Redevelopment Authority,
   Series 1988,
                                                8.150%  09/01/16                   235       308
  Moorhead Residential,
                                                7.100%  08/01/11                    20        24

                       Investment Portfolio/July 31, 1997

------------------------------------------------------------------------------------------------

  Owatonna Independent School
   District No. 761, Series 1990:
                                                7.100%  02/01/09                $  115    $  120
                                                7.100%  02/01/10                   120       126
                                                7.100%  02/01/11                   130       136
  Rockford Independent School
   District No. 883,
   Series A,
                                                7.100%  12/15/10                   400       417
  State Higher Education Facilities Authority:
   Hamline University,
   Series 3-K,
                                                6.600%  06/01/08                   250       275
   University of St. Thomas:
   Series 2-O,
                                                7.600%  10/01/07                   200       208
   Series 3-C,
                                                7.100%  09/01/10                   100       110
  St. Cloud Hospital,
   Series 1990-B,
                                                7.000%  07/01/20                   150       168
  St. Louis Park,
   Methodist Hospital,
   Series 1990-C,
                                                7.250%  07/01/18                   165       182
  State Public Facilities Authority:
   Series 1989-A,
                                                7.000%  03/01/09                   100       107
   Series 1990-A,
                                                7.100%  03/01/12                   300       328
   Series 1991-A,
                                                6.950%  03/01/13                   200       222
  Western Minnesota Municipal
   Power Agency,
   Series 1983-A,
                                                9.750%  01/01/16                 1,000     1,521
                                                                                          ------
                                                                                           5,220
                                                                                          ------

------------------------------------------------------------------------------------------------
 OTHER REVENUE - 10.8%
  AMUSEMENTS & RECREATION - 0.6%
  Metropolitan Council,
   Hubert H. Humphrey Metrodome,
   Series 1992,
                                                6.000%  10/01/09                   300       318
                                                                                          ------

                       Investment Portfolio/July 31, 1997

------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                                           PAR      VALUE
------------------------------------------------------------------------------------------------
OTHER REVENUE - CONT.
  MANUFACTURING - 5.7%
  Brooklyn Park,
   TL Systems Corp.,
   Series 1991,
                                               10.000%  09/01/16                $  260    $  322
  Buffalo,
   Von Ruden Manufacturing, Inc.,
   Series 1989,
                                               10.500%  09/01/14                   540       595
  Cloquet,
   Diamond Brands, Inc.,
                                                9.000%  06/01/02                   600       605
  Duluth Seaway Port Authority,
   Cargill, Inc.,
   Series 1993-A,
                                                5.750%  12/01/16                 1,500     1,566
                                                                                          ------
                                                                                           3,088
                                                                                          ------

  PAPER PRODUCTS - 0.5%
  Hubbard County,
   Potlach Corp.,
   Series 1987-A,
                                                7.375%  08/01/13                   285       303
                                                                                          ------

  STATE APPROPRIATED - 4.0%
  State,
   Duluth Airport,
   Series 1995-B,
                                                6.250%  08/01/14                 2,000     2,128
                                                                                          ------

------------------------------------------------------------------------------------------------
 TAX-BACKED - 1.9%
  STATE GENERAL OBLIGATIONS
  State,
   Series 1995,
                                                5.250%  08/01/14                 1,000     1,021
                                                                                          ------

------------------------------------------------------------------------------------------------
 TRANSPORTATION - 1.1%
  TRANSPORTATION
  St. Paul Port Authority,
   Series F:
                                                9.125%  12/01/00                    25        25
                                                9.125%  12/01/01                    25        25
                                                9.125%  12/01/02                    25        25
                                                9.125%  12/01/14                   575       535
                                                                                          ------
                                                                                             610
                                                                                          ------

                       Investment Portfolio/July 31, 1997

------------------------------------------------------------------------------------------------
 UTILITY - 13.5%
  INVESTOR OWNED - 0.8%
  Anoka County,
   United Power Association,
   Series 1987-A,
                                                6.950%  12/01/08               $   400   $   431
                                                                                         -------
  JOINT POWER AUTHORITY - 12.2%
  Northern Municipal Power Agency,
   Minnesota Power & Light Co.,
   Series 1989-A,
                                                7.250%  01/01/16                   700       740
  Southern Minnesota Municipal
   Power Agency:
   Series 1993-A:
                                                4.750%  01/01/16                 2,000     1,903
                                                5.000%  01/01/12                   750       728
   Series 1994-A,
                                                 (a)    01/01/27                10,500     2,205
   Series A,
                                                5.000%  01/01/16                 1,000       974
                                                                                         -------
                                                                                           6,550
                                                                                         -------

  WATER & SEWER - 0.5%
  St. Paul,
   Series 1988-A,
                                                8.000%  12/01/08                   250       265
                                                                                         -------

TOTAL MUNICIPAL BONDS  (cost of $48,489)                                                  51,985
                                                                                         -------

OPTIONS - 0.3%                                                              CONTRACTS
------------------------------------------------------------------------------------------------
  September 1997 Treasury Bond Put,
  Strike price 109, Expiration 08/23/97
  (cost of $10)                                                                  2,500        (d)
  September 1997 Treasury Bond Call,
  Strike price 116, Expiration 08/23/97
  (cost of $37)                                                                  9,000       127
                                                                                         -------

TOTAL OPTIONS (cost of $47)                                                                  127
                                                                                         -------

TOTAL INVESTMENTS - 96.9% (cost of $48,536) (e)                                           52,112
                                                                                         -------

SHORT-TERM OBLIGATIONS - 0.9%                                                     PAR
------------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (f)
  MA State Health & Educational
   Facilities Authority,
   Series 1985-D,
                                                3.650%  01/01/35              $   100        100

                       Investment Portfolio/July 31, 1997

------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - CONT.                                                    PAR      VALUE
------------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (f) - CONT.
  MS Perry County,
   Leaf River Forest Project,
                                                3.750%  03/01/02                 $400    $   400
                                                                                         -------

TOTAL SHORT-TERM OBLIGATIONS                                                                 500
                                                                                         -------

OTHER ASSETS & LIABILITIES, NET - 2.2%                                                     1,199
------------------------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                                      $53,811
                                                                                         =======




NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) Zero coupon bond.
(b) These securities, or a portion thereof, with a total market value of $1,653, are being used to collateralize open futures contracts.
(c) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(d) Rounds to less than one.
(e) Cost for federal income tax purposes is the same.
(f) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of July 31, 1997.


Short futures contracts open at July 31, 1997:

                       Par value                                   Unrealized
                       covered by            Expiration           depreciation
      Type             contracts                month             at 07/31/97
------------------------------------------------------------------------------
Municipal Bond           $1,000               December                 $4










See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
                           JULY 31, 1997 (UNAUDITED)

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $48,536)                                             $52,112
Short-term obligations                                                              500
                                                                                -------
                                                                                 52,612
Receivable for:
  Interest                                                       $745
  Investments sold                                                649
  Fund shares sold                                                 15
Other                                                              92             1,501
                                                                 ----           -------
    Total Assets                                                                 54,113

LIABILITIES
Payable for:
  Distributions                                                   207
  Fund shares repurchased                                          87
  Variation margin on futures                                       1
  Payable to Adviser                                                1
Accrued:
  Deferred Trustees fees                                            2
Other                                                               4
                                                                 ----
    Total Liabilities                                                               302
                                                                                -------
NET ASSETS                                                                      $53,811
                                                                                =======

Net asset value & redemption price per share -
Class A ($34,047/4,557)                                                         $  7.47
                                                                                =======
Maximum offering price per share - Class A
($7.47/0.9525)                                                                  $  7.84(a)
                                                                                =======
Net asset value & offering price per share -
Class B ($19,764/2,645)                                                         $  7.47(b)
                                                                                =======

COMPOSITION OF NET ASSETS
Capital paid in                                                                 $50,335
Undistributed net investment income                                                  12
Accumulated net realized loss                                                      (108)
Net unrealized appreciation (depreciation) on:
  Investments                                                                     3,576
  Open futures contracts                                                             (4)
                                                                                -------
                                                                                $53,811
                                                                                =======

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JULY 31, 1997
                                   (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Interest                                                                        $1,592

EXPENSES
Management fee                                                 $  133
Service fee                                                        43
Distribution fee - Class B                                         72
Transfer agent                                                     42
Bookkeeping fee                                                    14
Registration fee                                                    8
Custodian fee                                                       1
Audit fee                                                          11
Trustees fee                                                        7
Reports to shareholders                                             3
Legal fee                                                           2
Other                                                               4
                                                               ------
                                                                  340
Fees waived by the Adviser                                        (26)            314
                                                               ------          ------
       Net Investment Income                                                    1,278
                                                                               ------




NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                                     503
  Closed futures contracts                                       (128)
                                                               ------
    Net Realized Gain                                                             375
Net unrealized appreciation
  during the period on:
  Investments                                                   2,084
  Open futures contracts                                            6
                                                               ------
    Net Unrealized Appreciation                                                 2,090
                                                                               ------
       Net Gain                                                                 2,465
                                                                               ------
Net Increase in Net Assets from Operations                                     $3,743
                                                                               ======









See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               (Unaudited)
                                                               Six months
                                                                  ended               Year ended
(in thousands)                                                   July 31              January 31
                                                               -----------            ----------
INCREASE (DECREASE) IN NET ASSETS                                  1997                   1997
Operations:
Net investment income                                            $ 1,278                $ 2,718
Net realized gain                                                    375                    156
Net unrealized appreciation (depreciation)                         2,090                 (1,821)
                                                                 -------                -------
    Net Increase from Operations                                   3,743                  1,053
Distributions:
From net investment income - Class A                                (855)                (1,850)
From net investment income - Class B                                (417)                  (856)
                                                                 -------                -------
                                                                   2,471                 (1,653)
                                                                 -------                -------
Fund Share Transactions:
Receipts for shares sold - Class A                                 2,446                  4,533
Value of distributions reinvested - Class A                          584                  1,255
Cost of shares repurchased - Class A                              (5,525)                (6,290)
                                                                 -------                -------
                                                                  (2,495)                  (502)
                                                                 -------                -------
Receipts for shares sold - Class B                                   904                  2,571
Value of distributions reinvested - Class B                          273                    564
Cost of shares repurchased - Class B                              (1,717)                (2,274)
                                                                 -------                -------
                                                                    (540)                   861
                                                                 -------                -------
Net Increase (Decrease) from Fund
  Share Transactions                                              (3,035)                   359
                                                                 -------                -------
        Total Decrease                                              (564)                (1,294)
NET ASSETS
Beginning of period                                               54,375                 55,669
                                                                 -------                -------
End of period (including undistributed
  net investment income of $12
  and $4, respectively)                                          $53,811                $54,375
                                                                 =======                =======


NUMBER OF FUND SHARES
Sold - Class A                                                       338                    635
Issued for distributions reinvested - Class A                         82                    177
Repurchased - Class A                                               (769)                  (886)
                                                                 -------                -------
                                                                    (349)                   (74)
                                                                 -------                -------
Sold - Class B                                                       126                    362
Issued for distributions reinvested - Class B                         38                     80
Repurchased - Class B                                               (238)                  (320)
                                                                 -------                -------
                                                                     (74)                   122
                                                                 -------                -------


See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                            JULY 31, 1997 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
In the opinion of management of Colonial Minnesota Tax-Exempt Fund (the Fund), a series of Colonial Trust V, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at July 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: The Fund is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Minnesota state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

                   Notes to Financial Statements/July 31, 1997
--------------------------------------------------------------------------------

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accredited to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accredit. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro-rata portion of the combined average net assets of Trust V as follows:

                  Average Net Assets        Annual Fee Rate
                  ------------------        ---------------
                   First $2 billion             0.50%
                   Over  $2 billion             0.45%

                   Notes to Financial Statements/July 31, 1997
--------------------------------------------------------------------------------
NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
--------------------------------------------------------------------------------
BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee will be reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the six months ended July 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $1,692 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $38,073 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:

               Valuation of shares             Annual
            outstanding on the 20th of          Fee
           each month which were issued         Rate
           ----------------------------        ------
            Prior to November 30, 1994          0.10%
           On or after December 1, 1994         0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.75% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

                   Notes to Financial Statements/July 31, 1997
--------------------------------------------------------------------------------

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the six months ended July 31, 1997, purchases and sales of investments, other than short-term obligations, were $7,802,908 and $11,736,876 respectively.

Unrealized appreciation (depreciation) at July 31, 1997, based on cost of investments for both financial statement and federal income tax purposes was:

   Gross unrealized appreciation              $3,651,252
   Gross unrealized depreciation                 (75,481)
                                              ----------
     Net unrealized appreciation              $3,575,771
                                              ==========


CAPITAL LOSS CARRYFORWARDS: At January 31, 1997, capital loss carryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                Year of                        Capital loss
               expiration                      carryforward
               ----------                      ------------
                  1999                           $ 4,000
                  2001                             8,000
                  2002                            39,000
                                                 -------
                                                 $51,000
                                                 =======


Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or

                   Notes to Financial Statements/July 31, 1997
--------------------------------------------------------------------------------
NOTE 4. PORTFOLIO INFORMATION - CONT.
--------------------------------------------------------------------------------
market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to different trading hours or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 5. LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended July 31, 1997.

                           FINANCIAL HIGHLIGHTS


Selected data for a share of each class outstanding throughout each period are as follows:

                                                            (Unaudited)
                                                         Six months ended
                                                              July 31                      Year ended January 31
                                                     -------------------------           -------------------------
                                                                1997                               1997
                                                     Class A           Class B           Class A           Class B
                                                     -------           -------           -------           -------
Net asset value -
   Beginning of period                               $ 7.130           $ 7.130           $ 7.350           $ 7.350
                                                     -------           -------           -------           -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                              0.182             0.156             0.369             0.316
Net realized and
  unrealized gain (loss)                               0.339             0.339             0.222            (0.222)
                                                     -------           -------           -------           -------
   Total from Investment
     Operations                                        0.521             0.495             0.147             0.094
                                                     -------           -------           -------           -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                                              (0.181)           (0.155)           (0.367)           (0.314)
                                                     -------           -------           -------           -------
Net asset value -
   End of period                                     $ 7.470           $ 7.470           $ 7.130           $ 7.130
                                                     =======           =======           =======           =======
Total return (b)(c)                                    7.43%(d)          7.04%(d)          2.16%             1.40%
                                                     =======           =======           =======           =======

RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                           0.91%(f)          1.66%(f)          0.90%             1.65%
Net investment income (e)                              5.09%(f)          4.34%(f)          5.19%             4.44%
Fees and expenses
  waived or borne
  by the Adviser (e)                                   0.10%(f)          0.10%(f)          0.13%             0.13%
Portfolio turnover                                       15%(d)            15%(d)            27%               27%
Net assets at end
  of period (000)                                    $34,047           $19,764           $34,986           $19,389

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                                     $ 0.003           $ 0.003           $ 0.009           $ 0.009
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years'
    ratios are net of benefits received, if any.
(f) Annualized.

                            FINANCIAL HIGHLIGHTS - CONT.


Selected data for a share of each class outstanding throughout each period are as follows:



                                                                        Year ended January 31
                                                     -------------------------------------------------------------
                                                                1996                               1995
                                                     Class A           Class B           Class A           Class B
                                                     -------           -------           -------           -------
Net asset value -
   Beginning of period                               $ 6.840           $ 6.840           $ 7.480           $ 7.480
                                                     -------           -------           -------           -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                              0.384             0.332             0.415             0.363
Net realized and
  unrealized gain (loss)                               0.516             0.516            (0.642)           (0.642)
                                                     -------           -------           -------           -------
   Total from Investment
     Operations                                        0.900             0.848            (0.227)           (0.279)
                                                     -------           -------           -------           -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                                              (0.390)           (0.338)           (0.413)           (0.361)
                                                     -------           -------           -------           -------
Net asset value -
   End of period                                     $ 7.350           $ 7.350           $ 6.840           $ 6.840
                                                     =======           =======           =======           =======
Total return (c)(d)                                   13.50%            12.66%           (2.92)%           (3.65)%
                                                     =======           =======           =======           =======

RATIOS TO AVERAGE NET ASSETS
Expenses                                               0.85%(f)          1.60%(f)          0.72%             1.47%
Net investment income                                  5.41%(f)          4.66%(f)          5.98%             5.23%
Fees and expenses
  waived or borne
  by the Adviser                                       0.24%(f)          0.24%(f)          0.26%             0.26%
Portfolio turnover                                       42%               26%               42%               26%
Net assets at end
  of period (000)                                    $36,586           $19,083           $35,846           $14,731

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                                     $ 0.016           $ 0.016           $ 0.018           $ 0.018
(b) Class B shares were initially offered on August 4, 1992. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years'
    ratios are net of benefits received, if any.
(g) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.


                                                                        Year ended January 31
                                                     -------------------------------------------------------------
                                                                1994                               1993
                                                     Class A           Class B           Class A           Class B(b)
                                                     -------           -------           -------           -------
Net asset value -
   Beginning of period                               $ 7.160           $ 7.160           $ 7.030           $ 7.210
                                                     -------           -------           -------           -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                              0.419             0.364             0.449             0.191
Net realized and
  unrealized gain (loss)                               0.323             0.323             0.125            (0.049)
                                                     -------           -------           -------           -------
   Total from Investment
     Operations                                        0.742             0.687             0.574             0.142
                                                     -------           -------           -------           -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                                              (0.422)           (0.367)           (0.444)           (0.192)
                                                     -------           -------           -------           -------
Net asset value -
   End of period                                     $ 7.480           $ 7.480           $ 7.160           $ 7.160
                                                     =======           =======           =======           =======
Total return (c)(d)                                   10.62%             9.81%             8.41%             2.01%(e)
                                                     =======           =======           =======           =======

RATIOS TO AVERAGE NET ASSETS
Expenses                                               0.82%             1.57%             0.85%             1.60%(g)
Net investment income                                  5.69%             4.94%             6.33%             5.58%(g)
Fees and expenses
  waived or borne
  by the Adviser                                       0.20%             0.20%             0.35%             0.35%(g)
Portfolio turnover                                        9%                9%                5%                5%
Net assets at end
  of period (000)                                    $41,326           $10,317           $35,017           $ 2,173

                                                     $ 0.015           $ 0.015           $ 0.025           $ 0.009

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the payable date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

Colonial Retirement Plans: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                    IMPORTANT INFORMATION ABOUT THIS REPORT


The Transfer Agent for Colonial Minnesota Tax-Exempt Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial Minnesota Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Minnesota Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives, and operating policies of the Fund.

[FLAG  COLONIAL
LOGO]  MUTUAL FUNDS
       Mutual Funds for
       Planned Portfolios

--------------------------------------------------------------------------------

                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation



        COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1997
                     A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            MN-03/985D-0797 M (9/97)

--------------------------------------------------------------------------------